Exhibit 99.4

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Rubincon Ventures Inc. on Form 10-QSB for the period ended July 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Irene Campany, Chief Financial Officer, Secretary Treasurer and Director, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 29, 2005
                                    /s/ "Irene Campany"
                                    -------------------
                                       Irene Campany
                                   Chief Financial Officers,
                                   Chief Accounting Officer
                              Secretary Treasurer and Director